                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 8, 1999



                         Alpha Technologies Group, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               01-14365                                 76-0079338
               --------                           ---------------------
       (Commission File Number)             (IRS Employer Identification Number)



                  306 Pasadena Ave., South Pasadena, CA 91030
                  -------------------------------------------
              (Address of principal executive offices)  (Zip code)



         Registrant's telephone number, including are code 626-799-9171


                 (Former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.    Changes in Registrant's Certifying Accountant

     Effective October 8, 1999, the Company engaged Grant Thornton LLP as the principal accountant to audit the Company's financial statements for the fiscal year ending October 31, 1999. The decision to change accountants was approved by the Board of Directors of the Company. The Company's previous certifying accountant was Arthur Andersen, LLP.

     The Report of Arthur Andersen LLP on the financial statements of the Company for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit
scope or accounting principles.   There were no disagreements with Arthur
Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the past two fiscal years ending October 26, 1997 and October 25, 1998, and the subsequent interim period through October 8, 1999 which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements(s) in connection with its Reports.

     The Company has requested Arthur Andersen LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Arthur Andersen LLP is included as Exhibit 16 to this Report, stating its agreement with the statements made by the Company in this Report.

     Prior to its engagement as the Company's independent accountant, Grant Thornton LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.

     The Company has requested Grant Thornton LLP to review the disclosure required in this Report before it is filed with the Commission and has provided Grant Thornton LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects to which it does not agree with the statements made in this Report. Grant Thornton LLP has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.


ITEM 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     16.  Letter dated October 8, 1999 from Arthur Andersen LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Alpha Technologies Group, Inc.
                                     ---------------------------------------
                                     (Registrant)



Date:  October 8, 1999               By: /s/ Lawrence Butler
                                         -----------------------------------
                                         Lawrence Butler
                                         Chief Executive Officer
                                         (Principal Executive Officer)



Date:  October 8, 1999               By: /s/ Johnny J. Blanchard
                                         -----------------------------------
                                         Johnny J. Blanchard
                                         Chief Financial Officer
                                         (Principal Financial and Accounting
                                         Officer)